UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2008

KH FUNDING COMPANY
(Exact name of registrant as specified in its charter)

Maryland	333-106501	52-1886133
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

10801 Lockwood Drive, Suite 370, Silver Spring, Maryland 20901
(Address of principal executive offices) (Zip Code)

(301) 592-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

As previously reported, KH Funding Company (the “Company”) was sued in March 2005 in the Circuit Court of Montgomery County, Maryland by SBM Financial, LLC (“SBM”). In its complaint, SBM alleged that the Company intentionally interfered with SBM’s ability to retain its existing investors and asserted various claims relating to that interference. On October 21, 2008, the Court granted the Company’s motion for a directed verdict and ruled in favor of the Company and against SBM on all its claims.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KH FUNDING COMPANY

Dated: October 22, 2008	By:	/s/ Robert L. Harris
Robert L. Harris
Chief Executive Officer